Exhibit 10(b)

SECOND GLOBAL AMENDMENT TO MULTIPLE LEASES

     THIS SECOND GLOBAL AMENDMENT TO MULTIPLE LEASES (this “Amendment”) is made as of the 31st day of July, 2009 (the “Effective Date”), by and between REX RADIO AND TELEVISION, INC., an Ohio corporation (“Rex”), KELLY & COHEN APPLIANCES, INC., an Ohio corporation (“Kelly & Cohen”), and STEREO TOWN, INC., a Georgia corporation (“Stereo Town”) (collectively, Rex, Kelly & Cohen and Stereo Town, “Landlord”), all having an address at 2875 Needmore Road, Dayton, Ohio 45414, and APPLIANCE DIRECT, INC., a Florida corporation (“Appliance Direct”), and the “Tenants” as hereinafter defined, all having an address at 397 North Babcock Street, Melbourne, Florida 32935, under the following circumstances:

       A.      By Leases all dated as of January 29, 2009 (the “Leases”), Landlord leased to affiliates of Appliance Direct (“Tenants”) certain real property as more particularly identified on Exhibit A attached hereto and made a part hereof.

       B.      By Global Amendment to Multiple Leases dated April 30, 2009, Landlord, Appliance Direct and Tenants amended the Leases.

       C.      Landlord, Appliance Direct and Tenants now desire to further amend the Leases as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord, Appliance Direct and Tenants amend the Leases as follows:

     1.      Article XXI, Purchase Option, of each of the Leases is hereby deleted in its entirety.

     2.      Article XXII (M), Option to Terminate, of each of the Leases is hereby deleted in its entirety.

     3.      Exhibit I to each of the Leases is hereby deleted and the Exhibit I attached to this Amendment is inserted in lieu thereof.

     4.      Schedule IV to each of the Leases is hereby deleted and the Schedule IV attached to this Amendment is inserted in lieu thereof.

     5.      By execution of this Amendment, the parties confirm that the term of each of the Leases is as set forth on Exhibit B attached hereto and made a part hereof.

     6.      Except as modified by this Amendment, each of the Leases remain in full force and effect.

     7.      The Leases, as modified by this Amendment, are ratified and confirmed.

     EXECUTED as of the date first written above.

LANDLORDS:

REX RADIO AND TELEVISION, INC.,	APPLIANCE DIRECT, INC.,
an Ohio corporation	a Florida corporation

By:	By:
Name:	Name:
Title:	Title:

KELLY & COHEN APPLIANCES, INC.,
an Ohio corporation	TENANTS:

By:
Name:	Sei Hwan Pak a/k/a Sam Pak, Chief Executive
Title:	Officer of AD-Mobile, Inc., AD-Daphne, Inc.,
AD-Gadsden, Inc., AD-Auburn, Inc., AD-
Florence, Inc., AD-Decatur, Inc., AD-
STEREO TOWN, INC.,	Montgomery, Inc., AD-Brunswick, Inc., AD-
a Georgia corporation	Gautier, Inc., AD-Greenville, Inc., AD-
Meridian, Inc., AD-Columbus, Inc., AD-
Natchez, Inc., AD-Vicksburg, Inc.
By:
Name:
Title:

EXHIBIT A

Store
Number	Location	Landlord*	Tenant

14	7163 Airport Boulevard	Rex	AD-Mobile, Inc.
Mobile, Alabama
23	Daphne, Alabama	Rex	AD-Daphne, Inc.
27	Dothan, Alabama	Rex	AD-Dothan, Inc.
24	Gadsden, Alabama	Rex	AD-Gadsden, Inc.
29	Auburn, Alabama	Rex	AD-Auburn, Inc.
102	Florence, Alabama	Rex	AD-Florence, Inc.
103	Decatur, Alabama	Rex	AD-Decatur, Inc.
181	Montgomery, Alabama	Rex	AD-Montgomery, Inc.
154	Brunswick, Georgia	KC	AD-Brunswick, Inc.
17	Gautier, Mississippi	Rex	AD-Gautier, Inc.
25	Greenville, Mississippi	Rex	AD-Greenville, Inc.
137	Meridian, Mississippi	Rex	AD-Meridian, Inc.
138	Columbus, Mississippi	Rex	AD-Columbus, Inc.
296	Natchez, Mississippi	Rex	AD-Natchez, Inc.
127	Vicksburg, Mississippi	Rex	AD-Vicksburg, Inc.
*Rex - Rex Radio and Television, Inc.
KC - Kelly & Cohen Appliances, Inc.

Exhibit I
Related Leases

Lease for
Store Number:	Location:	Landlord

14	7163 Airport Boulevard
	Mobile, Alabama	Seller One
23	Daphne, Alabama	Seller One
24	Gadsden, Alabama	Seller One
27	Dothan, Alabama	Seller One
29	Auburn, Alabama	Seller One
102	Florence, Alabama	Seller One
103	Decatur, Alabama	Seller One
181	Montgomery, Alabama	Seller One
154	Brunswick, Georgia	Seller Two
17	Gautier, Mississippi	Seller One
25	Greenville, Mississippi	Seller One
137	Meridian, Mississippi	Seller One
138	Columbus, Mississippi	Seller One
296	Natchez, Mississippi	Seller One
127	Vicksburg, Mississippi	Seller One

Seller Key:
Seller One: Rex Radio and Television, Inc.
Seller Two: Kelly & Cohen Appliances, Inc.

SCHEDULE IV

Store
Number	Location	Date Rent is Due

14	7163 Airport Boulevard	1st
Mobile, Alabama
23	Daphne, Alabama	1st
27	Dothan, Alabama	1st
24	Gadsden, Alabama	1st
29	Auburn, Alabama	1st
102	Florence, Alabama	1st
103	Decatur, Alabama	1st
181	Montgomery, Alabama	1st
154	Brunswick, Georgia	1st
17	Gautier, Mississippi	1st
25	Greenville, Mississippi	1st
137	Meridian, Mississippi	1st
138	Columbus, Mississippi	1st
296	Natchez, Mississippi	1st
127	Vicksburg, Mississippi	1st

EXHIBIT B

Store
Number	Location	Lease Termination Date*

14	7163 Airport Boulevard	August 31, 2015
Mobile, Alabama
23	Daphne, Alabama	June 30, 2015
27	Dothan, Alabama	August 31, 2015
24	Gadsden, Alabama	June 30, 2015
29	Auburn, Alabama	July 31, 2015
102	Florence, Alabama	June 30, 2015
103	Decatur, Alabama	June 30, 2015
181	Montgomery, Alabama	August 31, 2015
154	Brunswick, Georgia	June 30, 2015
17	Gautier, Mississippi	July 31, 2015
25	Greenville, Mississippi	August 31, 2015
137	Meridian, Mississippi	August 31, 2015
138	Columbus, Mississippi	August 31, 2015
296	Natchez, Mississippi	August 31, 2015
127	Vicksburg, Mississippi	August 31, 2015

*Subject to Tenants’ right to renew as set forth in the Leases.